UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

NEXGEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41173	26-4042544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 Cabot Boulevard West, Suite B Langhorne, Pennsylvania	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NXGL	The Nasdaq Capital Market LLC
Warrants to Purchase Common Stock	NXGLW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Between May 11, 2026 and May 14, 2026, NexGel, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Buyers”), pursuant to which the Company issued and sold to the Buyers (i) unsecured convertible promissory notes in the aggregate original principal amount of $1,210,000 (the “Notes”) and (ii) warrants to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), exercisable for an aggregate of 1,008,334 shares of Common Stock (the “Warrants”), in a private placement (the “Offering”) for aggregate gross proceeds to the Company of $1,210,000.

The terms of the Notes and the Warrants are substantially the same as the terms of the convertible promissory notes and warrants previously issued by the Company in the private placement that closed on April 17, 2026, as more fully described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 21, 2026 (the “Prior 8-K”), which description is incorporated herein by reference, except that the Purchase Agreement does not include (i) the additional-purchase right granted to certain “Qualified Buyers” on the six-month and nine-month anniversaries of the closing date or (ii) the escrow funding mechanic, in each case as described in the Prior 8-K. The Notes are convertible into shares of Common Stock at an initial conversion price of $0.60 per share, and the Warrants have an exercise price of $0.80 per share and expire on the five-year anniversary of their issuance date.

The Company intends to use the net proceeds of the Offering for working capital purposes.

In connection with the Offering, the Company and the Buyers also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file with the SEC, no later than seventy-five (75) calendar days following the closing date, a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, and to use its reasonable best efforts to have such registration statement declared effective by the SEC no later than one hundred fifty (150) calendar days following the initial filing date.

Alere Financial Partners, a division of Cova Capital Partners, LLC, acted as placement agent in connection with the Offering, on the same terms as those previously disclosed in the Prior 8-K.

The foregoing descriptions of the Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement, the form of Note, the form of Warrant and the form of Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Notes is incorporated herein by reference. The Company incurred the obligations under the Notes upon the closing of the Offering.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Notes and the Warrants is incorporated herein by reference. The Notes, the Warrants, the shares of Common Stock issuable upon conversion of the Notes and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Securities”) were offered and sold in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving any public offering. Each Buyer represented that it is an “accredited investor” as defined in Rule 501(a) of Regulation D and that it was acquiring the applicable Securities for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof. The Securities were offered and sold without any form of general solicitation or general advertising, and the certificates or book-entry statements representing the Securities were or will be issued bearing restrictive legends. The Company relied, in part, on the representations and warranties of the Buyers contained in the Purchase Agreement in order to determine the availability of such exemption.

Of the $1,210,000 of gross proceeds from the Offering, $1,085,000 was purchased by affiliates of the Company, consisting of (i) Brian J. Kieser, a director of the Company, who purchased Notes and Warrants for an aggregate purchase price of $1,000,000, (ii) Adam Levy, the Chief Executive Officer and a director of the Company, who purchased Notes and Warrants for an aggregate purchase price of $60,000, (iii) Scott Henry, a director of the Company, who purchased Notes and Warrants for an aggregate purchase price of $25,000, in each case on the same terms and conditions as the unaffiliated Buyers.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

4.1	Form of Convertible Promissory Note.
4.2	Form of Common Stock Purchase Warrant.
10.1*	Form of Securities Purchase Agreement, dated as of May 11, 2026, by and among NexGel, Inc. and the Buyers named therein.
10.2	Form of Registration Rights Agreement, dated as of May 11, 2026, by and among NexGel, Inc. and the Buyers named therein.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K because such information (i) is not material and (ii) is the type that the Company treats as private or confidential. The Company hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2026

NEXGEL, INC.

	By:	/s/ Adam Levy
Adam Levy
Chief Executive Officer